SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:
[   ]	Preliminary Proxy Statement
[XXX]	Definitive Proxy Statement
[   ]	Definitive Additional Materials
[   ]	Soliciting Material Pursuant to Section 240.14a-11(c)
or Section 240.14a-12

	SMITH BARNEY INCOME FUNDS
	(Name of Registrant as Specified In Its Charter)

	GORDON E. SWARTZ
	(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]	No Fee Required
[   ]	Fee computed on table below per Exchange Act Rules
14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction
applies:

2)	Aggregate number of securities to which transaction
applies:

3)	Per unit price or other underlying value of
transaction computed pursuant to Exchange Act Rule 0-
11:

4)	Proposed maximum aggregate value of transaction:


Set forth the amount on which the filing fee is calculated and state how it was determined.


[   ]	Check box if any part of the fee is offset as provided
by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	         Date Filed:

                                                               October 26, 1999

Dear Valued Convertible Fund Shareholder:

  The Board of Trustees of the Smith Barney Income Funds has voted to recommend to shareholders of the Smith Barney Convertible Fund ("Fund") the appointment of Salomon Brothers Asset Management ("SaBAM") as sub-advisor to the Fund.

  A shareholder meeting regarding the proposed change in the Fund's sub-advisor is scheduled to take place on November 22, 1999. Enclosed for your review is a proxy statement that describes the proposal that will be submitted to shareholders at the meeting. I ask that you review the proxy statement carefully and, if you do not plan to attend the shareholder meeting, please complete the proxy card and return it as soon as possible in the postage-paid envelope.

            PLEASE REMEMBER . . . YOUR VOTE IS EXTREMELY IMPORTANT!

  We believe that the appointment of SaBAM as the Fund's sub-advisor will benefit existing and future investors. With over $1.3 billion in convertible assets (as of August 31, 1999) under management and a talented portfolio management team led by Daniel J. Berkery and Ross S. Margolies, SaBAM offers what has historically been a successful combination of both experience and expertise.

  The Fund will continue to be managed to achieve its stated objective of current income and capital appreciation. Daniel Berkery, Ross Margolies and their portfolio management team bring to the management of the Fund both equity expertise as well as fixed income market knowledge. It is our view that the characteristics of the convertible market have changed over time as evidenced by the fact that many of the new issues coming into the market are in two sectors, technology and telecommunications, with more than half of the issues in the convertible bond market rated below investment grade. Additional resources are required to analyze these types of securities. We believe that SaBAM with specific expertise in these areas, exceptional resources and analyst strength will provide those additional resources needed to analyze investment opportunities in today's convertible bond market.

  This means that you and your Salomon Smith Barney Financial Consultant should have the confidence that risk and reward will be balanced to provide you with an investment that may help you achieve your future financial goals.

  And while no guarantees can be given, I think you will agree with me that this proposed Fund change bodes well for its future. To give you an indication of how the Fund has performed over the long-term; I have provided historical performance information on the Convertible Fund.

  Thank you in advance for your attention and vote with regard to this important proposal.

                                                         Sincerely,

                                                         Heath B. McLendon
                                                         Chairman

                                CONVERTIBLE FUND

                             Historical Performance

Average Annual Total Returns(1) (as of September 30, 1999)
(Excluding the effects of sales charges)

            Inception       1-Year       5-Years       10-Years       Since Inception
            ---------       ------       -------       --------       ---------------
Class A      11/6/92        3.61%         7.61%           N/A               7.63 %
Class B       9/9/86        3.01%         7.07%          6.96%              7.40 %
Class L      6/15/98        2.54%          N/A            N/A              (5.88)%
Class O      11/7/94        2.97%          N/A            N/A               7.70 %
Class Y       2/7/96        4.04%          N/A            N/A               5.82 %

-----------
(1) Average annual total return assumes the reinvestment of income dividends and capital gain distributions at net asset value and the deduction of all fund expenses. Average annual total returns including the effects of maximum sales charges also assume the deduction of the current applicable maximum front-end sales charges for Class A and L shares and contingent deferred sales charges (CDSC) for Class B and L shares. These charges may be greater or less than the maximum sales charges that were in effect at the beginning of each period shown and calculations using the maximum sales charges in effect at such time would have resulted in lower or higher average annual total returns, as the case may be. For Class A shares, the maximum front-end sales charge is 5.0% for equity funds, 4.5% for taxable fixed-income funds and 4.0% for municipal funds. One and five-year returns for Class B shares reflect a maximum CDSC of up to 5.0% and 1.0%, respectively. For Class L shares, the front-end sales charge is 1.0%. In addition, one-year returns for Class L shares reflect a CDSC of 1.0%.

Average Annual Total Returns (as of September 30, 1999)
(Including the effects of maximum sales charges)

            Inception       1-Year        5-Years       10-Years       Since Inception
            ---------       -------       -------       --------       ---------------
Class A      11/6/92        (1.56)%        6.51%           N/A               6.83 %
Class B       9/9/86        (1.81)%        6.92%          6.96%              7.40 %
Class L      6/15/98         0.59 %         N/A            N/A              (6.59)%
Class O      11/7/94         2.01 %         N/A            N/A               7.70 %
Class Y       2/7/96         4.04 %         N/A            N/A               5.82 %

                         SMITH BARNEY CONVERTIBLE FUND
                             388 Greenwich Street
                           New York, New York 10013

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

  Please take notice that a Special Meeting of shareholders ("Special Meeting") of Smith Barney Convertible Fund (the "Fund") (a series of Smith Barney Income Funds, the "Trust") will be held at the offices of SSB Citi Fund Management LLC, ("SSB Citi"), 388 Greenwich Street, Conference Room 26J, New York, New York 10013, on November 22, 1999, at 11 a.m., Eastern time, for the following purpose:

    (1) To approve or disapprove a sub-investment advisory agreement among the Fund, SSB Citi and Salomon Brothers Asset Management Inc.

  The appointed proxies, in their discretion, will vote on any other business as may properly come before the Special Meeting or any adjournments thereof.

  Holders of record of shares of the Fund at the close of business on September 30, 1999 are entitled to notice of and to vote at the Special Meeting and at any adjournments thereof.

  In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law, to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor and will vote against any such adjournment those proxies to be voted against that proposal.

                                       By order of Board of Trustees,

                                       Christina T. Sydor
                                       Secretary

October 26, 1999

  SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXY CARDS ARE SET FORTH ON THE FOLLOWING PAGE. IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

                     INSTRUCTIONS FOR SIGNING PROXY CARDS

  The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

  1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

  2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

  3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

   Registration                                           Valid Signature
   ------------                                           ---------------
 Corporate Accounts

 (1)ABC Corp......................................  ABC Corp.
 (2)ABC Corp......................................  John Doe, Treasurer
 (3)ABC Corp. c/o John Doe, Treasurer.............  John Doe
 (4)ABC Corp. Profit Sharing Plan.................  John Doe, Trustee

 Trust Accounts

 (1)ABC Trust.....................................  Jane B. Doe, Trustee
 (2)Jane B. Doe, Trustee u/t/d 12/28/78...........  Jane B. Doe

 Custodial or Estate Accounts

 (1)John B. Smith, Cust. f/b/o John B. Smith, Jr.
        UGMA......................................  John B. Smith
 (2)Estate of John B. Smith.......................  John B. Smith Jr., Executor

                         SMITH BARNEY CONVERTIBLE FUND
                             388 Greenwich Street
                           New York, New York 10013

                            ----------------------

                                PROXY STATEMENT

                            ----------------------

                    FOR THE SPECIAL MEETING OF SHAREHOLDERS

                        TO BE HELD ON NOVEMBER 22, 1999

General

  This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of Smith Barney Convertible Fund (the "Fund") (a series of Smith Barney Income Funds, the "Trust") for use at the Special Meeting of shareholders of the Fund, to be held at the offices of SSB Citi Fund Management LLC (formerly known as SSBC Fund Management Inc.), 388 Greenwich Street, Conference Room 26J, New York, New York 10013, on November 22, 1999 at 11:00 a.m., Eastern time, and at any and all adjournments thereof (the "Special Meeting").

  This Proxy Statement, the Notice of Special Meeting and proxy card are first being mailed to shareholders on or about October 26, 1999 or as soon as practicable thereafter. Any proxy may be revoked at any time prior to exercise thereof by giving written notice to the Secretary of the Trust at the address indicated above or by voting in person at the Special Meeting. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the proposal referred to in the Proxy Statement.

  Proxy solicitations will be made primarily by mail, but proxy solicitations also may be made by telephone, telegraph or personal interviews conducted by officers and employees of the Trust; Salomon Smith Barney Inc. ("Salomon Smith Barney") a dealer of shares of the Fund; SSB Citi Fund Management LLC, ("SSB Citi" or the "Manager"), the investment adviser of the Fund, and/or First Data Investor Services Group, Inc. ("First Data"), transfer agent of the Fund. Such representatives and employees will not receive additional compensation for solicitation activities. Salomon Smith Barney has retained the services of First Data to assist in the solicitation of proxies. The aggregate cost of solicitation of the shareholders of the Fund is expected to be approximately $7,150. The costs of the proxy solicitation and expenses incurred in connection with the preparation of this Proxy Statement and its enclosures will be borne by the Fund. The Fund also will reimburse expenses of forwarding solicitation materials to beneficial owners of shares of the Fund.

  If the Fund records votes by telephone, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

  The presence at the Special Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of the Fund entitled to vote shall be necessary and sufficient to constitute a quorum for the transaction of business at the Special Meeting. In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of proxies.

  In determining whether to adjourn the Special Meeting, the following factors may be considered: the nature of the proposal that is the subject of the Special Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require the affirmative vote of a majority of the Fund's shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal and will vote against any such adjournment those proxies to be voted against the proposal. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

  There is only one proposal in this Proxy Statement (the "Proposal"), and the Fund does not anticipate that any other proposals will be presented. However, should additional proposals be properly presented, a shareholder vote may be taken on one or more proposals prior to any adjournment if sufficient votes have been received for approval.

  The Proposal requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. The term "majority of the outstanding voting securities" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), and as used in this Proxy Statement, means: the affirmative vote of the lesser of (1) 67% of the voting securities of the Fund present at the meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (2) more than 50% of the outstanding shares of the Fund.

  Abstentions and broker non-votes will have the effect of a "no" vote for the Proposal, which requires the approval of a specified percentage of the outstanding shares of the Fund, if such vote is determined on the basis of obtaining the affirmative vote of more than 50% of the outstanding shares of the Fund. Abstentions and broker non-votes will not constitute "yes" or "no" votes, and will be disregarded in determining the voting securities "present" if such vote is determined on the basis of the affirmative vote of 67% of the voting securities of the Fund present at the Special Meeting.

  The Board of the Trust has fixed the close of business on September 30, 1999 as the record date (the "Record Date") for the determination of shareholders of the Fund entitled to notice of and to vote at the Special Meeting. Each share is entitled to one vote and any fractional share is entitled to a fractional vote at the Special Meeting.

  As of the close of business on the Record Date, 9,390,817.313 shares of the Fund were issued and outstanding. As of the Record Date, to the best knowledge of the Board and the Fund, the following table shows the beneficial owners of more than 5% of the outstanding shares for each respective class of the Fund.

 Title                   Name and Address of                Amount and Nature of Percent
of Class                  Beneficial Owner                  Beneficial Ownership of Class
--------  ------------------------------------------------- -------------------- --------
Class L   Joe Trautwein and Bonnie Trautwein                     7,973.665        25.36%
          Rt 1 Box 494
          Fort Gay, WV 25514

Class L   Harold Egon Gottschalk Jr. and Barbara Gottschalk      3,628.507        11.54%
          Community Property
          11603 Osage Trail
          Lakeside, CA 92040

Class L   Raymond J. Trudeau                                     3,092.741         9.84%
          SSB IRA Custodian
          112 Plummer Hill Road
          Belmont, NH 03220

Class L   Alfred L. Curry                                        2,247.369         7.15%
          SSB IRA Rollover Custodian
          6832 Trapper Way
          Midland, GA 31828

Class L   Harold A. Savage, Jr.                                  1,837.932         5.85%
          SSB IRA Custodian
          2100 Ludwick Drive
          Maryville, In 37803

Class L   Wilmer L. Keiser, Betty L. Keiser TTEEs                1,688.782         5.37%
          The Keiser Family Trust UAD 4/1/97
          13060 Metcalf, Apt. #303
          Overland Park, KS 66213

 Title
  of                    Name and Address of                Amount and Nature of Percent
 Class                   Beneficial Owner                  Beneficial Ownership of Class
 -----   ------------------------------------------------- -------------------- --------
Class O  John J. Madden and Deborah A. Madden                      3,685.609     10.43%
         JTWROS
         4107 Golden Grove Road
         Greenwood, IN 46143

Class O  John J. Zygowicz and Linda Lee Zygowicz                   3,242.083      9.18%
         Trustees FBO Zygowicz Family Trust UAD 6/17/97
         841 Morning Sun Drive
         Encinitas, CA 92024

Class O  Kathryn Jeanne La Reau                                    2,598.703      7.36%
         Smith Barney Inc. Spousal Cust. U/A/A 2/13/79
         1813 S. Pebble Beach Rd.
         Sun City Center, FL 33573

Class O  Joseph H. Siemer                                          2,448.300      6.93%
         Smith Barney Inc. IRA Custodian
         8752 Carousel Park Circle B105
         Cincinnati, OH 45251

Class O  Edgar L. Makowski                                         1,981.929      5.61%
         SSB IRA Rollover Custodian
         1900 East Girard Pl. Unit 408
         Englewood, CO 80110

Class O  John R. Payzant & Carolyn R. Payzant                      1,838.424      5.20%
         Trustees FBO John R. Payzant & Carolyn R. Payzant
         U/A/D 7/19/88
         P.O.Box 277
         Hampton, NH 03843

Class O  Michigan Floral Assoc.                                    1,808.556      5.12%
         Attn: Rodney Crittenden
         5815 Executive Drive
         Suite B P.O. Box 24065
         Lansing, MI 48909

Class O  Keith M. Lehrer                                           1,806.177      5.11%
         SSB IRA Custodian
         20801 Nordhoff Street
         Chatsworth, CA 91311

Class Y  Smith Barney Concert Series Inc.                     3,513,757.694*     55.35%
         Balanced Portfolio
         PNC Bank, NA
         Attn: Beverly Timson
         200 Stevens Drive Suite 440
         Lester, PA 19113

Class Y  Smith Barney Concert Series Inc.                     1,196,266.222*     18.84%
         Select Balanced Portfolio
         PNC Bank, NA
         Attn: Beverly Timson
         200 Stevens Drive Suite 440
         Lester, PA 19113


-----------
* The Fund believes that these entities are not the beneficial owners of shares held of record by them.

 Title
  of            Name and Address of         Amount and Nature of Percent
 Class            Beneficial Owner          Beneficial Ownership of Class
 -----   ---------------------------------  -------------------- --------
Class Y  Smith Barney Concert Series Inc.       965,214.376*      15.20%
         Conservative Portfolio
         PNC Bank, NA
         Attn: Beverly Timson
         200 Stevens Drive Suite 440
         Lester, PA 19113

Class Y  Smith Barney Concert Series Inc.       361,383.500*       5.69%
         Select Conservative Portfolio
         PNC Bank, NA
         Attn: Beverly Timson
         200 Stevens Drive Suite 440
         Lester, PA 19113

-----------
* The Fund believes that these entities are not the beneficial owners of shares held of record by them.

  As of the Record Date, the officers and Board members of the Trust beneficially owned less than 1% of the shares of the Fund.

  The Fund provides periodic reports to all of its shareholders which highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the most recent annual report for the Fund and a copy of any more recent semiannual report, without charge, by calling the Fund at (800) 451-2010 or by writing to the Fund, 388 Greenwich Street, New York, New York 10013.

                                   PROPOSAL:
 APPROVAL OF A SUB-INVESTMENT ADVISORY AGREEMENT AMONG THE FUND, SSB Citi AND
                    SALOMON BROTHERS ASSET MANAGEMENT INC.

Introduction

  The Board of Trustees of the Trust is proposing that shareholders approve a Sub-Investment Advisory Agreement (the "Sub-Advisory Agreement") to be entered into among the Trust (on behalf of the Fund), SSB Citi and Salomon Brothers Asset Management Inc. ("SaBAM"), an affiliate of SSB Citi. SSB Citi, located at 388 Greenwich Street, New York, New York 10013, serves as the current investment adviser and administrator to the Fund. Both SSB Citi and SaBAM are registered as investment advisers with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended, and are headquartered in New York

  SSB Citi (formerly known as SSBC Fund Management Inc. and prior thereto as Mutual Management Corp) has served as the Fund's investment advisor since July 30, 1993, pursuant to an advisory agreement approved by shareholders on June 1, 1993, in connection with an assignment of the agreement to Mutual Management Corp. Under the advisory agreement, SSB Citi furnishes investment information and advice and makes recommendations with respect to the purchase and sale of investments based on the Fund's investment policies. In addition. SSB Citi may engage professional portfolio managers to assist in the investment management of the Fund. As the advisor, SSB Citi will oversee the investment decisions of SaBAM, as sub-advisor, with both subject to the supervision, direction and approval of the Board of Trustees. The Board of Trustees approved the renewal of the investment advisory agreement with SSB Citi on June 16, 1999.

  SSB Citi is paid an advisory fee calculated at an annual rate of 0.50% of the average daily net assets of the Fund. The aggregate advisory fee paid by the Fund during the most recently completed fiscal year was $727,464. SSB Citi also acts as the Trust's administrator and is paid an administrative fee of 0.20% of the average daily net assets of the Fund. The aggregate administrative fee paid to SSB Citi for the most recently completed fiscal year was $290,989.

  At a meeting of the Board of Trustees of the Trust held on September 17, 1999, the Trustees approved the Sub-Advisory Agreement subject to shareholder approval. A form of Sub-Advisory Agreement is attached as Exhibit A. The Sub-Advisory Agreement provides that SaBAM's fee will be paid by SSB Citi in an amount agreed to from time to time by the parties, but not to exceed the fee paid to SSB Citi under its investment advisory agreement with the Fund.

Board Consideration and Recommendation

  The Board of Trustees of the Trust has determined that it is advantageous to have SaBAM as sub-advisor to the Fund. In reaching this conclusion, the Board took into account both SSB Citi and SaBAM's view that the characteristics of the convertible market have changed over time. Specifically, the Board was advised that since the convertible market currently has more than 50% of its issues rated below investment grade, additional resources are now required to analyze these types of securities. In this regard, it was informed that SaBAM had built a dedicated convertible bond team of five persons which manages approximately $1.3 billion invested in convertible bonds and has access to a twenty-two-person equity team. That convertible team also works closely with SaBAM's Fixed Income team of ten investment grade and eight non-investment grade professionals in order to assess the fixed income value of a convertible security. The Board was further informed that a growing share of the convertible market is now comprised of two sectors, technology and telecommunications and that the Fund would benefit from SaBAM's specific expertise in those sectors.

  During the course of their deliberations, the Trustees (including the non-interested Trustees) considered the following additional factors, among others, in approving SaBAM as sub-advisor: (i) the nature, quality and extent of services that SaBAM would provide to the Fund; (ii) the quality of investment personnel of SaBAM; (iii) the financial resources and management style of SaBAM; (iv) the investment record of SaBAM in managing similar convertible assets; (v) the experience of SaBAM in the area of fixed-income and equity investments and (vi) other information to assure that SaBAM could furnish high quality services to the Fund. The non-interested Trustees also met separately to review the information provided by SSB Citi and SaBAM representatives and were assisted in this review by their independent legal counsel.

  After the consideration of the foregoing factors, the Trustees (including the non-interested Trustees) approved the Sub-Advisory Agreement for the Fund.

Description of Salomon Brothers Asset Management Inc.

  SaBAM provides discretionary and non-discretionary portfolio management services to a wide variety of individual and institutional accounts, including, but not limited to, banks or thrift institutions, retirement plans, pension and profit-sharing trusts, estates, charitable organizations, corporations, and other business entities, registered investment companies and unregistered domestic and offshore funds. As of June 30, 1999, SaBAM had $30.6 billion in assets under management including approximately $1.3 billion in convertible securities.

  SaBAM was organized as a Delaware corporation in 1987 and its principal business address is 7 World Trade Center, New York, New York 10048. SaBAM is an indirect wholly owned subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which is also located at 7 World Trade Center, New York, New York 10048. SSBH is a wholly owned subsidiary of Citigroup Inc., which is located at 1 Citicorp Center, 153 East 53rd Street, New York, New York 10028.

  The names, titles and principal occupations of the current directors and executive officers of SaBAM are set forth below. Except as indicated, the business address of each individual is 7 World Trade Center, New York, New York 10048.

  Ross S. Margolies--The principal occupation of Mr. Margolies is to serve as a Managing Director and Chief Investment Officer of the Equity Group of SaBAM.

  Peter J. Wilby--The principal occupation of Mr. Wilby is to serve as a Managing Director and Chief Investment Officer of the Fixed Income Group of SaBAM.

  Heath B. McLendon--The principal occupation of Mr. McLendon is to serve as Chairman or Co-Chairman of investment companies managed by affiliates of Citigroup Inc.; Managing Director of SaBAM; Director and Chairman of SSB Citi; and Director of The Travelers Investment Management Company.

  Virgil H. Cumming--The principal occupation of Mr. Cumming is to serve as a Managing Director of SSB Citi and Chief Investment Officer and Director of SaBAM.

  Wendy Murdock--The principal occupation of Ms. Murdock is to serve as Executive Vice President of SSB Citi and Chief Operating Officer for Retail Asset Management and Director of SaBAM.

  Marcus A. Peckman--The principal occupation of Mr. Peckman is to serve as a Director and Chief Financial Officer of SaBAM.

  Mark I. Kleinman--The principal occupation of Mr. Kleinman is to serve as Treasurer of SaBAM.

  Carol Epstein--The principal occupation of Ms. Epstein is to serve as Secretary of SaBAM.

  Jeffrey S. Scott--The principal occupation of Mr. Scott is to serve as Chief Compliance Officer of SaBAM.

  Michael F. Rosenbaum--The principal occupation of Mr. Rosenbaum is to serve as Chief Legal Officer of SaBAM, Salomon Brothers Asset Management Limited and Salomon Brothers Asset Management Asia Pacific Limited; Managing Director of Salomon Smith Barney; Corporate Secretary of The Travelers Investment Management Company;

  With the exception of Heath B. McLendon, no other officers or Trustees of the Trust are officers, directors or employees of SaBAM.

Description of Portfolio Management Team

  SaBAM has designated Mr. Berkery and Mr. Margolies as co-portfolio managers for managing the Fund. A team of investment professionals currently assists them in the management of other accounts holding convertible securities. If the shareholders approve the Sub-Advisory Agreement, Mr. Berkery, Mr. Margolies and their team will manage the Fund in accordance with the Fund's investment objective. The following provides a brief summary of the business experience and educational background of the SaBAM investment professionals.

  Daniel J. Berkery, CFA (8 years of experience). Mr. Berkery is a Director of SaBAM. He joined SaBAM in June 1991 and is portfolio manager for convertible portfolios. He is also a former equity analyst covering the telecommunications, utilities, and technology industries. Mr. Berkery is a Chartered Financial Analyst and received a BA in History from Harvard University

  Ross S. Margolies (18 years of experience). Mr. Margolies is a Managing Director and a member of SaBAM's Investment Policy Committee. He joined SaBAM in June 1992 and is the senior portfolio manager for all SaBAM equity, convertible and arbitrage portfolios. He is also portfolio manager of the Salomon Brothers Capital Fund. Prior to 1992, Mr. Margolies was a high yield bond analyst for non-cyclical consumer products at Lehman Brothers and a senior credit analyst for an $8 billion high yield portfolio at Prudential Capital Corp. Mr. Margolies received a BA in economics from Johns Hopkins University and an MBA in Finance from New York University.

  Ajay Dravid (17 years of experience). Mr. Dravid is a Director of SaBAM. He joined SaBAM in January 1996 and is portfolio manager of SaBAM's capital structure and arbitrage portfolios and is a quantitative analyst for SaBAM's convertible portfolios. Prior to 1996, Mr. Dravid performed asset allocation research and developed models for trading, risk management and valuation for Salomon Brothers Inc. He also was an Assistant Professor at The Wharton School of the University of Pennsylvania teaching options and futures courses. Mr. Dravid received an MA in Physics from the University of Stony Brook, an MBA in Finance from the University of Rochester, and a Ph.D in Finance from Stanford University.

  Matthew Herenstein (7 years of experience). Mr.Herenstein is an analyst for convertible portfolios. He joined SaBAM in February of 1998. Prior to 1998 he was a corporate and restructuring attorney with O'Sullivan Graev & Karabell, LLP. He received a BA in Economics from Columbia University and a JD from New York University School of Law.

  Ken Lee (4 years of experience) Mr. Lee is an equity analyst for capital structure arbitrage portfolios and convertible portfolios. He joined SaBAM in June of 1998. Prior to 1998, he worked as an equity research analyst at Brown Brothers Harriman focusing on technology and financial services firms.

  Mary Davis (3 years of experience). Ms. Davis is an analyst responsible for covering convertible portfolios. She joined SaBAM in August of 1999. Prior to 1999, she worked as an equity analyst and trader for Brandywine Asset Management. Ms. Davis received a BA in biology from LaSalle University.

The Sub-Advisory Agreement

  The Sub-Advisory Agreement will be dated as of the date of its approval by the shareholders. The Sub-Advisory Agreement will be in effect for an initial two-year term ending on the second anniversary of its approval, and may continue thereafter from year to year only if specifically approved at least annually by the Board of Trustees or by the vote of "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund, and, in either event, the vote of a majority of the non-interested Trustees, cast in person at a meeting called for such purpose.

Investment Management Policies and Strategies to be utilized by SaBAM

 Strategies

  At the Board's Meeting on September 17, 1999, Dan Berkery and Ross Margolies described in detail the strategies and techniques SaBAM would utilize to seek to achieve the Fund's investment objective of current income and capital appreciation by investing in convertible securities and in a combination of nonconvertible fixed income securities and warrants or call options that together represent convertible securities. In general, these strategies and techniques would focus on purchasing convertibles in the following situations: (i) if the common stock price is very attractive and an opportunity exists to gain additional income from owning the convertible; (ii) the common stock price is attractive and an opportunity exists to use the convertible to reduce downside risk and (iii) the convertible bond is undervalued on a fixed income basis and the equity upside potential is an inexpensive option. To accomplish these goals, SaBAM intends to utilize a diversified group of strategies that seek to take advantage of market inefficiencies in the convertible bond market. They also advised the Board that they will maintain industry diversification by staying within the investment restriction that limits total Fund assets in one industry to 25%.

 Changes in Certain Fund Policies

  In connection with its decision to appoint SaBAM as the sub-investment adviser to the Fund, and on SaBAM's recommendation, the Trustees approved certain changes to non-fundamental investment policies of the Fund. While these changes became effective immediately, they will be implemented if the Sub-Advisory Agreement is approved by shareholders of the Fund (the "Additional Changes").

  These Additional Changes include the (i) elimination of credit restrictions in the portfolio; (ii) increasing the limit of foreign securities to 25% of the value of the Fund's portfolio from 10%; and (iii) increasing the limit of warrants to 10% of the Fund for listed warrants and 5% for non-listed warrants from, respectively, 5% and 2%.

  The following generally describes investments in convertible securities and the above-mentioned investment techniques to be utilized by SaBAM with related risks.

  Convertible Securities. Convertible securities are fixed-income securities that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both fixed-income and equity securities. Although to a lesser extent than with fixed-income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and thus may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

  As fixed-income securities, convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. Of course, like all fixed-income securities, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate.

  Lower Rated Securities. Investments in lower rated and comparable unrated securities involve greater risk than higher rated securities. Securities which are rated BBB by Standard & Poor's Rating Service ("S&P") or Baa by Moody's Investors Service, Inc. ("Moody's") are generally regarded as having adequate capacity to pay interest and repay principal, but may have some speculative characteristics. Securities rated below Baa by Moody's or BBB by S&P may have speculative characteristics, including the possibility of default or bankruptcy of the issuers of such securities, market price volatility based upon interest rate sensitivity, questionable creditworthiness and relative illiquidity of the secondary trading market. Because high yield bonds have been found to be more sensitive to adverse economic changes or individual corporate developments and less sensitive to interest rate changes than higher-rated investments, an economic downturn could disrupt the market for high yield bonds and adversely affect the value of those outstanding bonds and the ability of issuers to repay principal and interest. In addition, in a declining interest rate market, issuers of high yield bonds may exercise redemption or call provisions, which may force the Fund, to the extent it owns such securities, to replace those securities with lower yielding securities. This could result in a decreased return.

  Foreign Securities. As discussed, until such time as the shareholders of the Fund approve a sub-advisory agreement with SaBAM, the fund will voluntarily limit its investments in foreign securities, American Depository Receipts ("ADRs"), American Depository Bonds ("ADBs") and American Depository Notes ("ADNs") to 10% of its assets. ADRs, ADBs and ADNs are U.S. dollar-denominated instruments issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer. They are publicly traded on exchanges or over the counter in the United States. Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These risks include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries and potential restrictions on the flow of international capital. Additionally, dividends or interest payable on foreign securities, and in some cases capital gains, may be subject to foreign withholding or other foreign taxes. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than U.S. dollars. Many of the foreign securities held by the Fund will not be registered with, nor will the issuers thereof be subject to the reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and the foreign company or government issuing them than is available about a domestic company or government entity. Moreover, individual foreign economies may differ favourably or unfavourably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

  Warrants. The Fund is currently permitted to invest in warrants, which entitles it to buy common stock at a specified date and price. Because a warrant does not carry with it the right to dividends or voting rights with respect to the securities the warrant holder is entitled to purchase, and because a warrant does not represent any rights to the assets of the issuer, a warrant may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying security and a warrant ceases to have value if it is not exercised prior to its expiration date. Pending shareholder approval of SaBAM as sub-advisor, the permissible amount of investment in warrants, valued at the lower of cost or market, has been increased to 10% of the value of the Fund's net assets for listed warrants and 5% of the Fund's net asset value in non-listed warrants. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

Certain Tax Implications

  In connection with the implementation of these strategies, SaBAM intends to sell certain portfolio securities held by the Fund. Some of these securities may have appreciated in value and therefore a sale may generate capital gains, which would be distributed to shareholders. The majority of such gains, however, are currently expected to be in the form of long-term capital gains. Such distributions would be taxable to the shareholders who receive them. Distributed net short-term capital gains are taxable to recipient shareholders as ordinary income and long-term capital gains are taxable as capital gains. Despite these potential tax consequences, however, SSB Citi and SaBAM believe that the new investment strategies will be beneficial to the Fund and its shareholders.

Other Information

  CFBDS, Inc., located at 20 Milk Street, Boston, Massachusetts 02109-5408, serves as the Fund's principal underwriter pursuant to a written agreement dated October 8, 1998. Prior to the merger of Travelers Group Inc. and Citicorp Inc. on October 8, 1998, Salomon Smith Barney served as principal underwriter to the Fund. For the fiscal year ended July 31, 1999, the Fund did not pay commissions to Salomon Smith Barney, an "affiliated broker" of the Fund as defined in Schedule 14A of the Securities Exchange of 1934.

Required Vote

  Approval of the Sub-Advisory Agreement requires the affirmative vote of a "majority of the outstanding voting securities," as defined above, of the Fund. The Trustees of the Trust, including the non-interested Trustees, recommend that the shareholders of the Fund vote in favor of this Proposal.

                            ADDITIONAL INFORMATION

Proposals of Shareholders

  The Fund does not hold regular shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Special Meeting, if any, should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this Proxy Statement. Proposals must be received within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

Shareholders' Request For Special Meeting

  Shareholders holding at least 10% of the Trust's outstanding voting securities (as defined in the 1940 Act) may require the calling of a meeting of shareholders for the purpose of voting on the removal of any Board member of the Trust. Meetings of shareholders for any other purpose also shall be called by the Board members when requested in writing by shareholders holding at least 10% of such outstanding shares of the Trust or Fund, as applicable, or, if the Board members shall fail to call or give notice of any meeting of shareholders for a period of 30 days after such application, shareholders holding at least 10% of the such outstanding shares may call and give notice of such meeting.

Other Matters To Come Before The Special Meeting

  The Fund does not intend to present any other business at the Special Meeting, nor is it aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Special Meeting, the persons named in the accompanying proxy card will vote thereon in accordance with their judgment.

  IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                       By order of the Board of Trustees,

                                       Christina T. Sydor
                                       Secretary

                                                                      EXHIBIT A

                                    FORM OF

                       SUB-INVESTMENT ADVISORY AGREEMENT

                           SMITH BARNEY INCOME FUNDS
                        (Smith Barney Convertible Fund)

                                                                         , 1999

Dear Sirs:

  Smith Barney Income Funds (the "Company"), a trust organized under the laws of the Commonwealth of Massachusetts, on behalf of Smith Barney Convertible Fund (the "Fund"), and SSB Citi Fund Management LLC (the "Adviser") each confirms its agreement with Salomon Brothers Asset Management Inc. (the "Sub-Adviser") as follows:

1.Investment Description; Appointment

  The Company desires to employ its capital relating to the Fund by investing and reinvesting in investments of the kind and in accordance with the investment objective(s), policies and limitations specified in its Master Trust Agreement, as amended from time to time (the "Master Trust Agreement"), in the Prospectus relating to the Fund (the "Prospectus") and the Statement of Additional Information relating to the Fund (the "Statement") filed with the Securities and Exchange Commission as part of the Company's Registration Statement on Form N-1A, as amended from time to time, and in the manner and to the extent as may from time to time be approved by the Board of Trustees of the Company (the "Board"). Copies of the Prospectus, the Statement and the Master Trust Agreement have been or will be submitted to the Sub-Adviser. The Company agrees to provide copies of all amendments to the Prospectus, the Statement and the Master Trust Agreement to the Sub-Adviser on an on-going basis. The Company employs the Adviser as the investment adviser to the Fund, and the Company and the Adviser desire to employ and hereby appoint the Sub-Adviser to act as the sub-investment adviser to the Fund. The Sub-Adviser accepts the appointment and agrees to furnish the services for the compensation set forth below.

2.Services as Sub-Investment Adviser

  Subject to the supervision, direction and approval of the Board of the Company and the Adviser, the Sub-Adviser will: (a) manage the Fund's portfolio in accordance with the Fund's investment objective(s) and policies as stated in the

Master Trust Agreement, the Prospectus and the Statement; (b) make investment decisions for the Fund; (c) place purchase and sale orders for portfolio transactions for the Fund; and (d) employ professional portfolio managers and securities analysts who provide research services to the Fund. In providing those services, the Sub-Adviser will conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets.

3.Brokerage

  In selecting brokers or dealers to execute transactions on behalf of the Fund, the Sub-Adviser will seek the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser will consider factors it deems relevant, including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, the Sub-Adviser is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of
1934) provided to the Fund and/or other accounts over which the Sub-Adviser or its affiliates exercise investment discretion.

4.Information Provided to the Company

  The Sub-Adviser will keep the Adviser and the Company informed of developments materially affecting the Fund and will, on its own initiative, furnish the Adviser and the Company from time to time with whatever information the Sub-Adviser believes is appropriate for this purpose.

5.Standard of Care

  The Sub-Adviser shall exercise its best judgment in rendering the services listed in paragraphs 2 and 3 above. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund and the Adviser in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Adviser, the Company or the shareholders of the Fund to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-Adviser's reckless disregard of its obligations and duties under this Agreement.

6.Compensation

  In consideration of the services rendered pursuant to this Agreement, the Adviser will pay the Sub-Adviser on the first business day of each month a fee for the previous month at an annual rate based on the Fund's average daily net assets in an amount agreed to from time to time by the parties to this Agreement, but not to exceed the fee paid to the Adviser under its investment advisory agreement with the Fund. The fee for the period from the Effective Date (defined below) of the Agreement to the end of the month during which the Effective Date occurs shall be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of any month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Sub-Adviser, the value of the Fund's net assets shall be computed at the times and in the manner specified in the Prospectus and/or the Statement.

7.Expenses

  The Sub-Adviser will bear all expenses in connection with the performance of its services under this Agreement. The Fund will bear certain other expenses to be incurred in its operation, including, but not limited to, investment advisory fees payable to the Adviser and administration fees; fees for necessary professional and brokerage services; fees for any pricing service; the costs of regulatory compliance; and costs associated with maintaining the Company's legal existence and shareholder relations.

8.Reduction of Fee

  If in any fiscal year the aggregate expenses of the Fund (including fees pursuant to this Agreement and the Fund's investment advisory agreement, but excluding interest, taxes, brokerage and extraordinary expenses) exceed the expense limitations of any state having jurisdiction over the Fund, the Sub-Adviser will reduce its fee by the proportion of such excess expense equal to the proportion that its fee thereunder bears to the aggregate of fees paid by the Fund for investment advice and administration in that year, to the extent required by state law. A fee reduction pursuant to this paragraph 8, if any, will be estimated, reconciled and paid on a monthly basis.

9.Services to Other Companies or Accounts

  The Company understands that the Sub-Adviser now acts, will continue to act and may act in the future as investment adviser to fiduciary and other managed accounts, and as investment adviser to other investment companies, and the Company has no objection to the Sub-Adviser's so acting, provided that whenever the Fund and one or more other investment companies advised by the Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each company. The Company recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Fund. In addition, the Company understands that the persons employed by the Sub-Adviser to assist in the performance of the Sub-Adviser's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement shall be deemed to limit or restrict the right of the Sub-Adviser or any affiliate of the Sub-Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

10.Term of Agreement

  This Agreement shall become effective as of       , 1999 (the "Effective
Date") and shall continue for an initial two-year term and shall continue thereafter so long as such continuance is specifically approved at least annually by (i) the Board of the Company or (ii) a vote of a "majority" (as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, on 60 days' written notice, by the Board of the Company or by vote of holders of a majority of the Fund's shares, or upon 90 days' written notice, by the Sub-Adviser. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

11.Representation by the Company

  The Company represents that a copy of the Master Trust Agreement is on file with the Secretary of The Commonwealth of Massachusetts and with the Boston City Clerk.

12.Limitation of Liability

  The Company, the Adviser and the Sub-Adviser agree that the obligations of the Company under this Agreement shall not be binding upon any of the members of the Board, shareholders, nominees, officers, employees or agents, whether past, present or future, of the Company, individually, but are binding only upon the assets and property of the Fund and not upon the assets and property of any other portfolio of the Company. The execution and delivery of this Agreement have been authorized by the Board and a majority of the holders of the Fund's outstanding voting securities, and signed by an authorized officer of the Company, acting as such, and neither such authorization by such members of the Board and shareholders nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Fund as provided in the Master Trust Agreement.

  If the foregoing is in accordance with your understanding, kindly indicate your acceptance of this Agreement by signing and returning the enclosed copy of this Agreement.

Very truly yours,

SMITH BARNEY INCOME FUNDS

 on behalf of its
 Convertible Fund

By: _______________________________________________
  Name:Heath B. McLendon
  Title:Chairman of the Board

SSB CITI FUND MANAGEMENT LLC

By: _______________________________________________
  Name:
  Title:

Accepted:

SALOMON BROTHERS ASSET MANAGEMENT INC.

By: _______________________________________________
  Name:
  Title:

FORM OF PROXY CARD

SMITH BARNEY INCOME FUNDS - SMITH BARNEY CONVERTIBLE FUND

PROXY SOLICITED BY THE BOARD OF TRUSTEES

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 22, 1999 AT
11:00 A.M.



	The undersigned holder of shares of the Fund referenced above hereby appoints Heath B. McLendon, Christina T. Sydor, and Gordon E. Swartz, attorneys with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of the Fund, 388 Greenwich Street, Conference Room 26J, New York, New York, 10013 at the date and time indicated above and at any adjournments thereof. The undersigned hereby acknowledges receipt of the enclosed Notice of Special Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote on such other business as may properly come before the Special Meeting. A majority of the proxies present and acting at the Special Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.





NOTE: YOUR PROXY IS NOT VALID UNLESS IT IS SIGNED BELOW.

Please vote by filling in the appropriate box below

1. To approve or disapprove a new sub-investment advisory agreement among the Fund,
SSB Citi Fund Management LLC and Salomon Brothers Asset Management
Inc.

For		Against		Abstain
[   ]		[   ]		[   ]

2. To transact such other business as may properly come before the meeting or any adjournment thereof.


PLEASE SIGN, DATE AND RETURN PROMPTLY
IN THE ENCLOSED ENVELOPE



Date:____________________1999


	Please sign in box below

	Please sign exactly as your name appears on this Proxy.  If joint
owners,	EITHER may sign this Proxy.  When signing as attorney, executor, administrator trustee, guardian or corporate officer, please give
your full 	title:

	______________________________
	Signature (s)  Title (s), if applicable